Exhibit 99.2



TABLE OF CONTENTS

NEWFIELD

@NFX

Operating Update – Second Quarter 2013

July 24, 2013

@NFX is periodically published to keep stockholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

Second Quarter 2013 Operating Highlights

OPERATING HIGHLIGHTS:

- 2Q13 domestic liquids production increased 17% over 1Q13. Domestic *oil* production was up 15% over 1Q13. Liquids comprised 55% of 2Q13 production.
- Cana Woodford 2Q13 average net production was up 2,000 BOEPD over 1Q13. South Cana exceeding type curves. 2013e production in the Cana is 7.0 MMBOE.
- Significant well cost reductions continue in the Williston. YTD well costs are averaging $9.1 MM, including ~$0.9MM in facilities. Total 2013e production in the Williston moved higher to 4.1 MMBOE, up 28% Y-o-Y.
- Eagle Ford well costs YTD are $7.5 MM including ~$0.3 MM in facilities. Recent SXL completions contributed to a 42% increase in production (1Q13 to 2Q13). 2013e production is 3.2 MMBOE, up 78% Y-o-Y.
- Two "stacked laterals" in Wasatch were completed in the quarter. The first Wasatch SXL will spud in October. Initial SXL well in the Uteland Butte is completing and a second SXL well is drilling. Uinta expected to produce 8.6 MMBOE in 2013, up 10% Y-o-Y.
- International sales process is underway and progressing well.

PRODUCTION, CAPITAL AND LIQUIDITY:

With YTD outperformance in multiple areas, we raised our 2013 production guidance to 46 – 47 MMBOE (previous guidance 44 – 47 MMBOE).

Our 2013 capital budget was increased to ~$1.9 billion or the "upper end" of our original guidance range. The increased capital relates to increased international expenditures, more efficient "days to depth" in our drilling programs, more planned wells and an increase in our Cana-operated rig count. The increase is expected to have a positive impact on 2014 production, as well.

In 2Q13, we invested $508 million ($401 million domestic and $107 million international).

In June, our credit facility was increased to $1.4 billion (from $1.2 billion). At June 30, 2013, we had an outstanding balance of $232 MM.

NET AVG. PRODUCTION BY REGION (BOEPD)

	1Q13	2Q13
Rockies	31,270	34,380
Mid-Con	56,430	60,220
Gulf Coast	13,850	15,050
Int'l	28,740	19,840
TOTAL	**130,290**	**129,490**

OPERATED RIGS BY AREA

	1Q13	2Q13
Uinta	5	6
Cana	7	7
Williston	4	4
Eagle Ford	2	2
Int'l	2	2
Other	2	2
TOTAL	**22**	**23**

NEWFIELD

Production by Area

NET AVG. PRODUCTION BY AREA (BOEPD)			
	1Q13	2Q13	3Q13e
Uinta	21,360	22,500	25,000
Cana	14,400	16,400	18,500
Williston	9,800	11,800	11,800
Eagle Ford	5,300**	7,500	8,500
TOTAL	50,860	58,200	63,800



Uinta
Cana
Williston
Eagle Ford
MBOEPD (net)
0
20
40
60
80
100
120
37
50.9
58.2
63.8
77.9
100
14%
10%
22%
1Q12*
2Q12*
3Q12*
4Q12*
1Q13
2Q13
3Q13e
4Q13e
1H14e
2H14e
2015e

*Excludes Production from Assets Sold

**First Quarter Eagle Ford Actuals Include Previously Omitted Outside-Operated Volumes

NEWFIELD

Cana Woodford



DEWEY
BLAINE
KINGFISHER
LOGAN
OKLAHOMA
North Cana
CANADIAN
CUSTER
OKLAHOMA
WASHITA
CLEVELAND
CADDO
KIOWA
MCCLAIN
GRADY
South Cana
GARVIN
COMANCHE
STEPHENS

NET AVG. PRODUCTION (BOEPD)					
1Q13 Oil	1Q13 NGLs	1Q13 Gas	2Q13 Oil	2Q13 NGLs	2Q13 Gas
3,500	4,600	6,300	4,000	4,800	7,600

HIGHLIGHTS:

Production in the Cana YTD is exceeding original forecasts. Average quarterly production grew 2,000 BOEPD (1Q13 to 2Q13).

- With continued drilling success, Newfield moved to 7 operated rigs in the play, up from original guidance of 4-6 rigs in 2013.
- Cana average daily production up 14% 2Q13 over 1Q13
- Total 2013e Cana production ~7.0 MMBOE
  - *Cana production to average ~18,500 BOEPD for 2013e*
  - *Cana production to exit 2013e at >27,000 BOEPD net*
- ROR increased by reduced spacing between fracture stimulation stages and eliminating an intermediate casing string
  - *2013 wells are exceeding type curves in South Cana*
  - *Expanding program and applying techniques to North Cana*

RECENT WELLS**

	Play Type	WI%	GPI	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
Boles	South Oil	79%	8,008	1,910	1,466	1,341
Campbell**	South Oil	90%	9,859	1,431	1,063	1,174
Floyd**	South Oil	65%	10,132	1,068	737	674
Brueggen**	North Oil	99%	10,272	926	556	646
Gregory**	South Wet	39%	4,879	1,688	---	---
Jo Ann**	South Wet	39%	4,894	1,231	---	---
AVERAGE		**69%**	**8,006**	**1,376**	**956**	**959**

* Gross Production

NEWFIELD

NFX is Leading in South Cana Drilling

- NFX YTD $/Gross Perforated Interval (GPI) decreased by ~20% from 2012 average
- NFX YTD increased lateral lengths nearly 35% from 2012 average



2012 Averages
2013 YTD Averages
Drill & Case $/GPI
GPI
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
9,000'
8,000'
7,000'
6,000'
5,000'
4,000'
3,000'
2,000'
1,000'
-
$1,447
$1,870
$1,754
$2,095
$1,166
$1,490
$1,483
$2,977
5,348'
3,768'
3,990'
4,133'
7,150'
4,378'
3,608'
4,110'
Avg. 55 Days
Avg. 63 Days
Avg. 64 Days
Avg. 75 Days
Avg. 63 Days
Avg. 53 Days
Avg. 39 Days
Avg. 117 Days
NFX FY12
Peer #1 FY12
Peer #2 FY12
Peer #3 FY12
NFX YTD
Peer #1 YTD
Peer #2 YTD
Peer #3 YTD

NEWFIELD

South Cana YTD Performance



Recent Performance vs. Type Curves
BOEPD
1600
1400
1200
1000
800
600
400
200
0
0
200
400
600
Days Online
South Wet Gas (6,150')
South Oil (>9,000')
South Wet Gas Actuals*
South Oil Actuals*

NEWFIELD

Uinta Basin


Central Basin
Greater Monument Butte
UTAH

NET AVG. PRODUCTION (BOEPD)					
1Q13 Oil	1Q13 NGLs	1Q13 Gas	2Q13 Oil	2Q13 NGLs	2Q13 Gas
15,990	810	4,560	16,330	670	5,500

HIGHLIGHTS:

- Continued drilling efficiencies being achieved in Greater Monument Butte Unit. Increased average quarterly injection rate to 85,000 barrels of water/day.
- Railed more than 250,000 barrels of oil in 2Q13 to markets outside of Salt Lake City
  - *Rail allowed us to manage the sales impact of planned refinery turnarounds*
- Drilled first SXL Uteland Butte well (9,900' lateral), completion underway
  - *Drilling 2nd SXL Uteland Butte well (9,900' lateral)*
  - *14 additional permits in hand for Uteland Butte SXL program; 4-6 additional wells planned in 2013*
- Completed 2 "Stacked Lateral" Wasatch wells in 2Q13, IP-24hr 750 and 920 BOEPD, respectively
  - *First SXL Wasatch well to spud in October*
- Total 2013e production 8.6 MMBOE, up 10% over 2012

RECENT WELLS**

	Formation	WI%	GPI	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
UT 4-29-3-3WH	U. Butte	97%	3,868	595	379	365
UT 2-5-3-3WH	U. Butte	84%	3,855	1,014	451	329
Velma**	U. Butte	93%	3,989	638	854	701
Tomlin**	U. Butte	94%	3,877	432	514	379
Red Cap**	U. Butte	99%	3,904	387	592	---
UT 4-18-3-3WH**	Wasatch HZT	85%	3,900	750	---	---
UT 4a-18-3-3WH**	Wasatch HZT	85%	3,645	920	---	---
AVERAGE		**91%**	**3,863**	**677**	**558**	**444**

* Gross Production

NEWFIELD

Williston Basin


SASKATCHEWAN
MONTANA
NORTH DAKOTA
WILLIAMS
RICHLAND
Westberg
Aquarium
Watford
Elm Coulee
MCKENZIE
Lost Bear
DUNN

NET AVG. PRODUCTION (BOEPD)					
1Q13 Oil	1Q13 NGLs	1Q13 Gas	2Q13 Oil	2Q13 NGLs	2Q13 Gas
7,320	940	1,540	9,100	1,000	1,700

HIGHLIGHTS:

Completed well costs YTD in the Williston are $9.1 MM, including $0.9 MM in facilities and artificial lift. Costs are down nearly $2.0 MM from 2012 averages.

- "Best-in-class" Johnsrud 2-H (10,000' lateral) was drilled to TD in 18 days for $4.2MM in 2Q13
- 4 operated rigs throughout 2013. Program dominated by multi-well pads and SXL wells
- 2Q13 production exceeds guidance by 1,300 BOEPD due to better well performance
  - *Raised 2013 year-over-year production growth estimate to 28% compared to original estimate of 15%*
  - *Total 2013e production now 4.1 MMBOE*
- We are encouraged by successful drilling to date in the Three Forks formation. We are evaluating the resource potential across our acreage and additional drilling is planned in 2H13, including testing lower benches.
  - *A core was recently obtained through the lowest member of the Three Forks. The data is being studied.*

RECENT WELLS**

	Formation	WI%	GPI	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
Sand Creek Federal	Bakken	41%	10,004	3,405	1,075	994
Sand Creek Federal	Bakken	41%	10,151	3,590	1,139	963
Sand Creek Federal	Three Forks	41%	10,056	3,452	1,077	917
Staal**	Bakken	64%	9,694	3,289	938	775
Staal**	Bakken	64%	9,469	2,010	861	657
Staal**	Three Forks	70%	9,625	1,240	484	379
Berg Federal**	Bakken	50%	9,468	2,383	672	578
Berg Federal**	Bakken	50%	9,305	1,850	713	572
Berg Federal**	Bakken	50%	9,682	1,370	683	561
AVERAGE		**48%**	**9,637**	**2,453**	**819**	**683**

* Gross Production

NEWFIELD

Eagle Ford


West Asherton
TEXAS
Fashing
ZAVALA
FRIO
ATASCOSA
DIMMIT
LA SALLE
MCMULLEN

NET AVG. PRODUCTION (BOEPD)***					
1Q13 Oil	1Q13 NGLs	1Q13 Gas	2Q13 Oil	2Q13 NGLs	2Q13 Gas
3,200	900	1,200	4,100	1,600	1,800

HIGHLIGHTS:

We are actively developing the West Asherton field, located in Dimmit County, Texas.

We have achieved record drilling performance YTD, reducing completed well costs by $1.7 MM over 2012 average costs. Y-o-Y growth in 2013 is expected to be 78%.

- 22 SXL wells drilled YTD in West Asherton
  - *6 wells placed online*
  - *16 wells in various stages of completion*
- SXLs from common pads lower costs, improve returns
  - *YTD well costs averaged $7.5 million*
- 2Q13 average daily production up nearly 42% over 1Q13.
  - *Total 2013e production 3.2 MMBOE, up 78% Y-o-Y*

RECENT WELLS**

	Formation	WI%	GPI	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
CMWW A 4303H	Eagle Ford	100%	7,573	778	667	644
CMWW A 4304H	Eagle Ford	100%	7,693	799	729	702
CMWW A 4305H	Eagle Ford	100%	7,489	812	752	765
CMWW A 4306H	Eagle Ford	100%	7,308	769	558	601
CMWW A 4307H	Eagle Ford	100%	7,461	732	646	595
CMWW A 4308H	Eagle Ford	100%	7,314	756	675	606
16 Wells**	Eagle Ford	100%	9,375	Initial Flowback / Completions Underway		
AVERAGE		**100%**	**8,856**	**774**	**673**	**652**

* Gross Production

NEWFIELD

***Eagle Ford Production Includes Previously Omitted Volumes from OBO Field

2013 – 15e Production Guidance

	2012*	2013e	2014e	2015e
Domestic Production:				
Oil (MMBO)	11.1	13.5 - 14.5	16.8 - 19.0	20.6 - 25.3
NGLs (MMBbls)	2.3	4.8 - 4.9	7.2 - 8.0	6.9 - 8.5
Natural Gas (BCF)	140	122 - 125	114 - 132	112 - 136
Domestic Total (MMBOE)	36.8	38.6 – 40.2	43.0 – 49.0	46.0 – 57.0
YoY Domestic Liquids Growth	27%	41%	38%	20%
YoY Domestic Gas Growth	(7%)	(12%)	1%	--%
YoY Domestic Total Growth	3%	7%	18%	12%
International Production:				
Oil (MMBO)	9.9	7.2		
Natural Gas (BCF)	1.2	0.0		
International Total (MMBOE):	10.1	7.2**		
Total Production (MMBOE):	46.9	45.8 - 47.4		

* Excludes Production from Assets Sold

** Approximately 60% of Full Year Int'l Annual Production Expected in 1H'13

NEWFIELD

Denotes update

2013e Cost & Expense Guidance

***** *Our cost and expense guidance is shown on a unit of production basis. Note that the information is presented SEPARATELY for our domestic and international businesses. Our international operations are now considered as "discontinued operations" and their financial results will be shown separately on the income statement.*

	Domestic	Int'l*
Operating Expenses:		
Recurring LOE (per BOE):	$5.20 - $5.80	$16.65 - $18.40
Major Expense (per BOE):	$1.45 - $1.70	$2.00 - $2.20
Transportation (per BOE):	$3.25 - $3.75	---
Total LOE (per BOE)	$9.90 - $11.25	$18.65 - $20.60
Production & Other Taxes (per BOE):	$2.35 - $2.60	$31.80 - $37.40
DD&A Expense (per BOE):	$16.50 - $17.25	$30.00 - $31.50
General & Administration (G&A), net (per BOE):	$5.00 - $5.50	$1.25 - $1.75
Capitalized Internal Costs (per BOE):	($2.40 - $2.70)	($5.75 - $6.25)
Interest Expense (per BOE):	$5.00 - $5.20	---
Capitalized Interest (per BOE):	($1.20 - $1.40)	---
Effective Tax Rate:	35-40%	60-80%

NEWFIELD

Assumptions for 2H13: WTI $100.80/Bbl and HH $3.72/MMbtu

Oil Hedging Details as of 7/22/13

Period	Volume/day	Weighted-Average Price			
	Bbls	Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts[1]
3Q 2013	3,000	$88.57	—	—	—
	10,000	—	$75/97.49	—	—
	24,700	—	—	—	$80/95-$114.77
4Q 2013	2,300	$91.10	—	—	—
	10,000	—	$75/97.49	—	—
	27,700	—	—	—	$80/95-$115.59
1Q 2014	15,000	$89.60	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
2Q 2014	19,000	$90.07	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
3Q 2014	21,000	$89.86	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
4Q 2014	23,000	$89.95	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
1Q 2015	19,000	$90.37	—	—	—
	4,000	—	$66/90.09	—	—
2Q 2015	19,000	$90.37	—	—	—
	4,000	—	$66/90.09	—	—
3Q 2015	17,000	$90.41	—	—	—
	4,000	—	$66/90.09	—	—
4Q 2015	17,000	$90.41	—	—	—
	4,000	—	$66/90.09	—	—

NEWFIELD

[1] Below $80.00 per Bbl, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

Oil Hedging Details as of 7/22/13

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices				
Period	**$70**	**$80**	**$90**	**$100**	**$110**
3Q 2013	$60	$52	$18	($5)	($20)
4Q 2013	$63	$57	$20	($4)	($19)
1Q 2014	$64	$41	$7	($21)	($53)
2Q 2014	$72	$46	$8	($24)	($61)
3Q 2014	$76	$47	$8	($27)	($65)
4Q 2014	$80	$49	$8	($28)	($69)
1Q 2015	$42	$21	$1	($20)	($41)
2Q 2015	$43	$22	$ -	($20)	($41)
3Q 2015	$39	$20	$1	($19)	($38)
4Q 2015	$39	$20	$1	($19)	($38)

NEWFIELD

Gas Hedging Details as of 7/22/13

Period	Volume/day	Weighted-Average Price			
	MMBtus	Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
3Q 2013	270,000	$4.37[1]	—	—	—
4Q 2013	223,600 75,000[2]	$4.29[1] —	— —	— —	— $3.00/3.75 - $4.75
1Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
2Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
3Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
4Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
1Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
2Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
3Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
4Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —

[1] These weighted-average fixed prices for the respective periods represent the resultant hedge position, which is a combination of the put spread in our 3-way collar contracts and our fixed price swap contracts.
[2] These weighted-average collar prices for the respective period represent contracts for November and December 2013 only.

NEWFIELD

Gas Hedging Details as of 7/22/13

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices			
Period	**$2**	**$3**	**$4**	**$5**
3Q 2013	$60	$35	$8	($25)
4Q 2013	$52	$31	$5	($23)
1Q 2014	$52	$25	$ -	($24)
2Q 2014	$53	$25	$ -	($24)
3Q 2014	$53	$26	($1)	($25)
4Q 2014	$53	$26	($1)	($24)
1Q 2015	$46	$24	$3	($11)
2Q 2015	$46	$25	$3	($11)
3Q 2015	$47	$25	$4	($12)
4Q 2015	$47	$25	$4	($12)

NEWFIELD

Forward Looking Statements and Related Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "will", "believe", "intend", "plan", "expect" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of refining capacity for the crude oil Newfield produces in the Uinta Basin in Utah, the availability of capital resources, labor conditions, severe weather conditions, governmental regulations and other operating risks. Please see Newfield's 2012 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net risked resources", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2012 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.